UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2011

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 26, 2011, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that senior management will present at four upcoming conferences:

Ernst & Young Journey 2011 Conference
Wednesday, November 2, 2011 at 2:45 PM IDT
Topic: The Pfizer-Protalix Gaucher Collaboration – The Partners’ Point of View
Dr. David Aviezer, President & CEO
Hilton Hotel, Tel-Aviv, Israel

PDA-Parenteral Drug Association / FDA-Food and Drug Administration:
Adventitious Agents and Novel Cell Substrates Conference
Thursday, November 3, 2011 at 1:15-3:15 PM ET
Topic: Potential Safety and Quality Issues Related to Plants and Plant-Based Products
Dr. Yoseph Shaaltiel, Executive Vice President, R&D
Hilton Washington DC / Rockville Hotel & Executive Meeting Center, Rockville, MD, USA

Lazard Capital Markets 8th Annual Healthcare Conference
Wednesday, November 16, 2011 at 1:30 PM ET
Topic: Corporate Presentation
Mr. Yossi Maimon, CFO
Pierre Hotel, New York, NY, USA
A webcast of this presentation will be available at www.protalix.com on the event calendar page.   A replay will be archived and available after the conference for 30 days.

World Orphan Drug Congress
Thursday, December 1, 2011 at 10:10 AM CEST
Topic: Regulatory Expectations and Clinical Strategy for Treating Fabry Disease
Dr. David Aviezer, President & CEO
Crowne Plaza Hotel, Geneva, Switzerland

A copy of the press release is furnished as Exhibit 99.1.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated October 26, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: October 26, 2011	By: /s/ Yossi Maimon
Name: Yossi Maimon Title: Chief Financial Officer

3